POWER OF ATTORNEY

      Know all by these presents, that the undersigned hereby
constitutes and appoints William H. Dengler, Jr. of Hill International, Inc. as
the undersigned's true and lawful attorney-in-fact to:

1. Prepare, execute in
the undersigned's name and on the undersigned's behalf, and submit to the U.S.
Securities and Exchange Commission a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the U.S.
Securities and Exchange Commission of reports required by the Securities
Exchange Act of 1934 or any rule or regulation of the U.S. Securities and
Exchange Commission;

2. Execute for and on behalf of the undersigned, by reason
of the undersigned being a director, officer or ten percent beneficial owner (as defined in Rule 16a-2) of Hill International, Inc. (the "Company"), Forms 3, 4
and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

3. Do and perform any and all acts for and on behalf
of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the U.S. Securities and
Exchange Commission and any stock exchange or similar authority; and

4. Take
any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

      This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this 10th day of December, 2018.

      /s/ James M. Chadwick

CONFIRMING STATEMENT

This Statement confirms that the undersigned, James M. Chadwick, has authorized and designated William H. Dengler, Jr. to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto) that the undersigned may be required to file with the U.S. Securities and Exchange
Commission as a result of the undersigned's ownership of or transactions in securities of Hill International, Inc.  The authority of the attorneys-in-fact under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's ownership of or transactions in securities of Hill International, Inc., unless earlier revoked in writing.  The undersigned acknowledges that none of the aforementioned attorneys-in-fact is assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date:  December
10, 2018

/s/ James M. Chadwick